THE MANAGERS FUNDS

      Supplement dated January 29, 1999
       to Prospectus dated May 1, 1998

The Prospectus is hereby supplemented as follows:

On  January 29, 1999, The Managers Funds, L.P.
(the  "Manager") and its partners entered into
an  agreement (the "Purchase Agreement")  with
Affiliated   Managers  Group,  Inc.   ("AMG").
Under  the Purchase Agreement, at the closing,
The  Managers Funds, L.P. will convert into  a
Delaware limited liability company ("LLC") and
AMG will acquire a 95% interest in its profits
and  a  100%  interest in the capital  of  the
Manager with the remaining 5% interest in  the
profits   to   be  retained  by  certain   key
employees  of the Manager (the "Transaction").
AMG  will  become managing member of the  LLC.
AMG  is a publicly-traded Delaware corporation
that   acquires   and   holds   interests   in
investment management firms. The Transaction is expected to close on or about April 2, 1999, subject to various conditions.

At  an  in-person meeting held on January  13,
1999,  the  Board of Trustees of The  Managers
Funds considered the proposed Transaction  and
approved a new advisory agreement between each
Fund  (other than Managers Money Market  Fund)
and  the LLC, new sub-advisory agreements  and
other contracts with the LLC on the same terms
as  the existing contracts, and to take effect
upon  effective date of the Transaction.   The
approval  of the advisory agreements with  the
LLC  and  of  the  Sub-Advisory  Agreement  on
behalf  of Managers Capital Appreciation  Fund
and  Essex Investment Management Company,  LLC
(an  affiliate  of  AMG) are  subject  to  the
approval by the shareholders of the applicable
Funds.  A special meeting of shareholders will
be  held to consider these matters before  the
proposed Transaction is consummated.  A  proxy
statement   describing  the  matters   to   be
considered will be mailed to each shareholder in advance of the meeting.

January 29, 1999